EXECUTION VERSION

SECOND WAIVER TO CREDIT AGREEMENT

THIS SECOND WAIVER TO CREDIT AGREEMENT (this “Waiver”) dated as of January 24, 2013, is by and among AMERICAN MIDSTREAM, LLC, a Delaware limited liability company (the “Borrower”), AMERICAN MIDSTREAM PARTNERS, LP, a Delaware limited partnership (“Parent”), BANK OF AMERICA, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (the “Lenders”), and the Lenders party hereto.

R E C I T A L S

A.The Borrower, Parent, the Lenders, the Administrative Agent and the other agents referred to therein are parties to that certain Credit Agreement dated as of August 1, 2011, as amended by that certain First Amendment to Credit Agreement dated as of November 15, 2011, that certain Second Amendment to Credit Agreement dated as of June 27, 2012, and that certain Third Amendment and Waiver to Credit Agreement (“the Initial Waiver”) dated as of December 26, 2012 (the “Credit Agreement”), pursuant to which the Lenders have made certain Loans and provided certain Commitments (subject to the terms and conditions thereof) to the Borrower.

B.The Borrower has requested that compliance with Section 7.19(b) (Consolidated Total Leverage Ratio) of the Credit Agreement be waived for the fiscal quarter ending December 31, 2012, subject to the limitations and conditions set forth herein.

C.The Lenders signatory hereto and the Administrative Agent are willing to consent to such waiver under the Credit Agreement, in each case, as more fully described herein, and upon satisfaction of the conditions set forth herein, this Waiver shall become effective.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms.    Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article, schedule, exhibit and section references in this Waiver refer to articles and sections of the Credit Agreement.

Section 2. Waivers to Credit Agreement as of the Waiver Effective Date.    The Lenders agree to waive Parent and Borrower’s compliance with Section 7.19(b) of the Credit Agreement (Consolidated Total Leverage Ratio) as of the end of the fiscal quarter ending December 31, 2012 for the period (the “Waiver Period”) from the Waiver Effective Date through the earlier to occur of (a) March 31, 2013 and (b) the date that Parent and Borrower deliver a certificate (the “Waiver Termination Certificate”) in form and substance reasonably satisfactory to the Administrative Agent, demonstrating that the Consolidated Total Leverage Ratio as of the end of the fiscal quarter ending December 31, 2012 (utilizing for purposes of such calculation Consolidated Total Indebtedness as of the date of such certificate after giving effect to any payments of indebtedness made on such date and Consolidated EBITDA for the period of four fiscal quarters ending December 31, 2012) is not greater than 4.50 to 1.00. If the Waiver Period expires pursuant to clause (a) above, an Event of Default with respect to compliance with Section 7.19(b) of the

Credit Agreement, as of the end of the fiscal quarter ending December 31, 2012, shall be deemed to have occurred on December 31, 2012 and such Event of Default shall be continuing. If the Waiver Period expires pursuant to clause (b) above, compliance with Section 7.19(b) of the Credit Agreement, as of the end of the fiscal quarter ending December 31, 2012, shall be deemed permanently waived by the Lenders. For clarity, the Lenders are not providing any waivers with respect to Parent and Borrower’s compliance with Section 7.19(b) of the Credit Agreement as of the end of the fiscal quarter ending March 31, 2013 or any fiscal quarter ending thereafter. It is hereby agreed and understood that the delivery of the Waiver Termination Certificate shall not be deemed a Compliance Certificate for purposes of the Credit Agreement and that the Applicable Rate shall not be affected by such delivery. Upon the Waiver Effective Date, Section 2 of the Initial Waiver shall be of no further force and effect.

Section 3.    Additional Covenants as of the Waiver Effective Date.    As of the Waiver Effective Date and for the duration of the Waiver Period, notwithstanding anything in the Credit Agreement or any other Loan Document to the contrary:

3.1    Total Outstandings shall not exceed $150,000,000.

3.2    The percentages associated with each Pricing Level as described in the table set forth in the definition of "Applicable Rate" with respect to Eurodollar Rate Loans, Letters of Credit and Base Rate Loans shall be increased by 0.50%.

3.3    The Borrower will not, nor will it permit any Subsidiary to, make or commit to make any Investment, other than Investments pursuant to Sections 7.02(a), (b), (c), (d), (e), (f),
(h) or (i) of the Credit Agreement.

3.4    If the Waiver Period is then in effect, the Borrower shall deliver to the Administrative Agent, on or prior to February 28, 2013, (i) a duly completed Compliance Certificate signed by a Responsible Officer of the General Partner setting forth the Consolidated Total Leverage Ratio as of the end of the fiscal quarter ending December 31, 2012 calculated as of such date and (ii) (a) a completed updated Perfection Certificate dated the Waiver Effective Date and executed by a Responsible Officer of the Borrower, together with all attachments contemplated thereby and (b) a certificate executed by a Responsible Officer of the Borrower, stating that the Loan Parties do not own any assets that are not subject to a perfected Lien in favor of the Collateral Agent for the benefit of the Secured Parties, other than those assets expressly contemplated to be excluded under the terms of the Loan Documents. For the avoidance of doubt, such Compliance Certificate shall be used solely to determine the applicable Pricing Level and shall not otherwise affect the waiver set forth in Section 2 hereof.

3.5    On each of February 28, 2013, and March 31, 2013, in each case if the Waiver Period is then in effect (including if the Waiver Period expires on such date), the Borrower will pay an amount equal to 0.125% of the principal amount of the Commitments of each Lender that executed this Waiver as of the Waiver Effective Date, which fees shall be paid to the Administrative Agent for the account of each such Lender.

Section 4.    Conditions Precedent.    This Waiver shall become effective on the date (the “Waiver Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 10.01 of the Credit Agreement):

4.1    The Administrative Agent shall have received executed counterparts (in such number as may be requested by the Administrative Agent) of this Waiver from the Administrative Agent, the Collateral Agent, the Required Lenders, Parent and the Borrower.

4.2    The Administrative Agent, the Arrangers and the Lenders shall have received all fees and other amounts due and payable on or prior to the Waiver Effective Date, including (a) to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement, (b) all fees required to be paid pursuant to the terms of that certain Fee Letter dated as of January 24, 2013 between the Borrower, Parent, Bank of America, N.A. and Merrill Lynch, Pierce, Fenner & Smith and (c) an amount equal to 0.125% of the principal amount of the Commitments of each Lender, as of the Waiver Effective Date, that executes this Waiver, which fees shall be paid to the Administrative Agent for the account of each such Lender and shall be fully earned on the Waiver Effective Date.

Section 5.    Reaffirmation of Guaranty and Security. The Borrower and each other Loan Party, by its signature below, hereby (a) agrees that, notwithstanding the effectiveness of this Waiver, the Guaranty and Collateral Agreement and the other Security Documents continue to be in full force and effect and (b) affirms and confirms all of its obligations and liabilities under the Loan Documents, including its guarantee of the Obligations, the Secured Cash Management Obligations and the Secured Hedging Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Security Documents to secure the Obligations, the Secured Cash Management Obligations and the Secured Hedging Obligations, all as provided in the Guaranty and Collateral Agreement and the other Security Documents, and acknowledges and agrees that such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, the Obligations, the Secured Cash Management Obligations and the Secured Hedging Obligations under the Loan Documents.

Section 6.    Miscellaneous.

6.1    Confirmation. The provisions of the Loan Documents, as waived and modified hereby, shall remain in full force and effect in accordance with their terms following the effectiveness of this Waiver, without any other waiver, amendment or modification thereof.

6.2    Ratification and Affirmation; Representations and Warranties.    Each of the undersigned does hereby adopt, ratify, and confirm the Credit Agreement and the other Loan Documents, as modified hereby, and its obligations thereunder. Each of the Borrower and Parent hereby (a) acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly modified hereby, notwithstanding the waivers contained herein and (b) represents and warrants to the Lenders that: (i) as of the date hereof, after giving effect to the terms of this Waiver, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such specified earlier date and (ii) (A) as of the date hereof, no Default has occurred and is continuing and (B) immediately after giving effect to this Waiver, no Default will have occurred and be continuing.

6.3    Loan Document.    This Waiver and each agreement, instrument, certificate or document executed by the Borrower or any of its officers in connection therewith are "Loan Documents" as defined and described in the Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.

6.4    Counterparts. This Waiver may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Waiver by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

6.5    NO ORAL AGREEMENT.    THIS WAIVER, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

6.6    GOVERNING LAW. THIS WAIVER (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

6.7    Payment of Fees. All fees payable under this Waiver shall be payable in U.S. dollars in immediately available funds, free and clear of and without deduction for any and all present or future applicable taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto (with appropriate gross-up for withholding taxes). All of the fees described above in this Waiver shall be nonrefundable for any reason whatsoever and shall be in addition to any other fees, costs and expenses payable pursuant to the Credit Agreement or any other Loan Document.

6.8    RELEASE.    IN CONSIDERATION OF, AMONG OTHER THINGS, THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT AND THE LENDERS’ EXECUTION AND DELIVERY OF THIS WAIVER, THE PARENT AND THE BORROWER, ON BEHALF OF ITSELF AND ITS SUBSIDIARIES, HEREBY FOREVER AGREES AND COVENANTS NOT TO SUE OR PROSECUTE AGAINST THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, ANY LENDER OR ANY OF THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, SHAREHOLDERS AND “CONTROLLING PERSONS” (WITHIN THE MEANING OF FEDERAL SECURITIES LAWS), AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, AND EACH AND ALL OF THE OFFICERS, DIRECTORS, PARTNERS, EMPLOYEES, AGENTS, ATTORNEYS AND OTHER REPRESENTATIVES OF EACH OF THE FOREGOING IN THEIR RESPECTIVE CAPACITIES AS SUCH (COLLECTIVELY, THE “RELEASEES” AND EACH A “RELEASEE”) AND HEREBY FOREVER WAIVES, RELEASES AND DISCHARGES, TO THE FULLEST EXTENT PERMITTED BY LAW, EACH RELEASEE FROM ANY AND ALL CLAIMS, ACTIONS, SUITS, DEMANDS, CONTROVERSIES, TRESPASSES, JUDGMENTS, COSTS OR EXPENSES WHATSOEVER, THAT THE PARENT, THE BORROWER, OR ITS RESPECTIVE SUBSIDIARIES, NOW HAS OR HEREAFTER MAY HAVE, OF WHATSOEVER NATURE AND KIND, WHETHER KNOWN OR UNKNOWN,

WHETHER NOW EXISTING OR HEREAFTER ARISING, WHETHER ARISING AT LAW OR IN EQUITY, AGAINST THE RELEASEES, BASED IN WHOLE OR IN PART ON FACTS, WHETHER OR NOT NOW KNOWN, EXISTING ON OR BEFORE THE WAIVER EFFECTIVE DATE, THAT RELATE TO, ARISE OUT OF OR OTHERWISE ARE IN CONNECTION WITH: (I) ANY OR ALL OF THE LOAN DOCUMENTS OR TRANSACTIONS CONTEMPLATED THEREBY OR ANY ACTIONS OR OMISSIONS IN CONNECTION THEREWITH OR (II) ANY ASPECT OF THE DEALINGS OR RELATIONSHIPS BETWEEN OR AMONG THE PARENT, THE BORROWER AND THE OTHER LOAN PARTIES, ON THE ONE HAND, AND ANY OR ALL OF THE RELEASEES, ON THE OTHER HAND, RELATING TO ANY OR ALL OF THE LOAN DOCUMENTS OR TRANSACTIONS CONTEMPLATED THEREBY.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the date first written above.

AMERICAN MIDSTREAM, LLC,
as Borrower

By: /s/ Daniel C. Campbell
Name: Daniel C. Campbell
Title: SVP and Chief Financial Officer

AMERICAN MIDSTREAM PARTNERS, LP,
as Parent

By: American Midstream GP, LLC,
a Delaware limited liability company,
its sole general partner

By: /s/ Daniel C. Campbell
Name: Daniel C. Campbell
Title: SVP and Chief Financial Officer

[Signature Page to Second Waiver to Credit Agreement]

AMERICAN MIDSTREAM MARKETING,LLC,

AMERICAN MIDSTREAM (ALABAMA GATHERING), LLC,

AMERICAN MIDSTREAM (ALABAMA INTRASTATE), LLC,

AMERICAN MIDSTREAM (ALATENN), LLC,

AMERICAN MIDSTREAM (LOUISIANA INTRASTATE), LLC,

AMERICAN MIDSTREAM (MIDLA), LLC,

AMERICAN MIDSTREAM (MISSISSIPPI), LLC,

AMERICAN MIDSTREAM (SIGCO INTRASTATE), LLC,

AMERICAN MIDSTREAM (TENNESSEE RIVER), LLC,

AMERICAN MIDSTREAM ONSHORE PIPELINES, LLC,

MID LOUISIANA GAS TRANSMISSION, LLC,
each as a Loan Party and

Each By: American Midstream, LLC,
a Delaware limited liability company, each of its sole member

By: /s/ Daniel C. Campbell
Name: Daniel C. Campbell
Title: SVP and Chief Financial Officer

[Signature Page to Second Waiver to Credit Agreement]

AMERICAN MIDSTREAM (BURNS POINT), LLC,

AMERICAN MIDSTREAM CHATOM, LLC,

AMERICAN MIDSTREAM CHATOM UNIT 1, LLC,

AMERICAN MIDSTREAM CHATOM UNIT 2, LLC,
each as a Loan Party

By: /s/ Daniel C. Campbell
Name: Daniel C. Campbell
Title: SVP and Chief Financial Officer

[Signature Page to Second Waiver to Credit Agreement]

AMERICAN MIDSTREAM OFFSHORE (SEACREST), LP,
as a Loan Party and

By: American Midstream, LLC,
a Delaware limited liability company, its general partner

By: /s/ Daniel C. Campbell
Name: Daniel C. Campbell
Title: SVP and Chief Financial Officer

[Signature Page to Second Waiver to Credit Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent

By: /s/ Kevin L. Ahart
Name: Kevin L. Ahart
Title: Vice President

[Signature Page to Second Waiver to Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender and L/C Issuer

By: /s/ Adam H. Fey
Name: Adam H. Fey
Title: Director

[Signature Page to Second Waiver to Credit Agreement]

CITIBANK, N.A.,
as a Co-Syndication Agent and a Lender

By: /s/ Todd J. Mogil
Name: Todd J. Mogil
Title: Vice President

[Signature Page to Second Waiver to Credit Agreement)

COMERICA BANK,
as a Co-Syndication Agent and a Lender

By: /s/ Katya Evseev
Name: Katya Evseev
Title: Assistant Vice President

[Signature Page to Second Waiver to Credit Agreement]

COMPASS BANK,
as a Co-Documentation Agent and a Lender

By: /s/ James Neblett
Name: James Neblett
Title: Vice President

[Signature Page to Second Waiver to Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Wesley Fontana
Name: Wesley Fontana
Title: Vice President

[Signature Page to Second Waiver to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ John C. Lozano
Name: John C. Lozano
Title: Vice President

[Signature Page to Second Waiver to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Andrew Ostrov
Name: Andrew Ostrov
Title: Director

[Signature Page to Second Waiver to Credit Agreement]

RAYMOND JAMES BANK, N.A.,
as a Lender

By: /s/ Scott G. Axelrod
Name: Scott G. Axelrod
Title: Vice President

[Signature Page to Second Waiver to Credit Agreement]